                                                                     Exhibit 4.3

================================================================================

                          WESTLAKE CHEMICAL CORPORATION

                                                                       as Issuer

         THE SUBSIDIARY GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO

                                                        as Subsidiary Guarantors

                                       and

                              [                  ]
                               ------------------

                                                                      as Trustee

                                   ----------

                                    Indenture

                       Dated as of                 , 2005
                                   ----------------

                                   ----------

                                Debt Securities

================================================================================

                          WESTLAKE CHEMICAL CORPORATION

           Reconciliation and tie between Trust Indenture Act of 1939
                  and Indenture, dated as of            , 2005
                                             -----------

                                   ----------

  Section of
Trust Indenture                                                    Section(s) of
  Act of 1939                                                        Indenture
---------------                                                   --------------
(S) 310 (a)(1).................................................   7.10
        (a)(2).................................................   7.10
        (a)(3).................................................   Not Applicable
        (a)(4).................................................   Not Applicable
        (a)(5).................................................   7.10
        (b)....................................................   7.08, 7.10
(S) 311 (a)....................................................   7.11
        (b)....................................................   7.11
        (c)....................................................   Not Applicable
(S) 312 (a)....................................................   2.07
        (b)....................................................   11.03
        (c)....................................................   11.03
(S) 313 (a)....................................................   7.06
        (b)....................................................   7.06
        (c)....................................................   7.06
        (d)....................................................   7.06
(S) 314 (a)....................................................   4.03, 4.04
        (b)....................................................   Not Applicable
        (c)(1).................................................   11.04
        (c)(2).................................................   11.04
        (c)(3).................................................   Not Applicable
        (d)....................................................   Not Applicable
        (e)....................................................   11.05
(S) 315 (a)....................................................   7.01(b)
        (b)....................................................   7.05
        (c)....................................................   7.01(a)
        (d)....................................................   7.01(c)
        (d)(1).................................................   7.01(c)(1)
        (d)(2).................................................   7.01(c)(2)
        (d)(3).................................................   7.01(c)(3)
        (e)....................................................   6.11
(S) 316 (a)(1)(A)..............................................   6.05
        (a)(1)(B)..............................................   6.04
        (a)(2).................................................   Not Applicable
        (a)(last sentence).....................................   2.11
        (b)....................................................   6.07
(S) 317 (a)(1).................................................   6.08
        (a)(2).................................................   6.09
        (b)....................................................   2.06
(S) 318 (a)....................................................   11.01

----------

Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE...........................1

   SECTION 1.01    Definitions.................................................1
   SECTION 1.02    Other Definitions...........................................5
   SECTION 1.03    Incorporation by Reference of Trust Indenture Act...........6
   SECTION 1.04    Rules of Construction.......................................6

ARTICLE II THE SECURITIES......................................................7

   SECTION 2.01    Amount Unlimited; Issuable in Series........................7
   SECTION 2.02    Denominations..............................................10
   SECTION 2.03    Forms Generally............................................10
   SECTION 2.04    Execution, Authentication, Delivery and Dating.............10
   SECTION 2.05    Registrar and Paying Agent.................................12
   SECTION 2.06    Paying Agent to Hold Money in Trust........................13
   SECTION 2.07    Holder Lists...............................................13
   SECTION 2.08    Transfer and Exchange......................................13
   SECTION 2.09    Replacement Securities.....................................14
   SECTION 2.10    Outstanding Securities.....................................14
   SECTION 2.11    Original Issue Discount, Foreign-Currency Denominated and
                   Treasury Securities........................................15
   SECTION 2.12    Temporary Securities.......................................15
   SECTION 2.13    Cancellation...............................................15
   SECTION 2.14    Payments; Defaulted Interest...............................16
   SECTION 2.15    Persons Deemed Owners......................................16
   SECTION 2.16    Computation of Interest....................................16
   SECTION 2.17    Global Securities; Book-Entry Provisions...................16

ARTICLE III REDEMPTION........................................................19

   SECTION 3.01    Applicability of Article...................................19
   SECTION 3.02    Notice to the Trustee......................................19
   SECTION 3.03    Selection of Securities To Be Redeemed.....................19
   SECTION 3.04    Notice of Redemption.......................................20
   SECTION 3.05    Effect of Notice of Redemption.............................21
   SECTION 3.06    Deposit of Redemption Price................................21
   SECTION 3.07    Securities Redeemed in Part................................21
   SECTION 3.08    Purchase of Securities.....................................22
   SECTION 3.09    Mandatory and Optional Sinking Funds.......................22
   SECTION 3.10    Satisfaction of Sinking Fund Payments with Securities......22
   SECTION 3.11    Redemption of Securities for Sinking Fund..................22

ARTICLE IV COVENANTS..........................................................23

   SECTION 4.01    Payment of Securities......................................23
   SECTION 4.02    Maintenance of Office or Agency............................23

   SECTION 4.03    SEC Reports; Financial Statements..........................24
   SECTION 4.04    Compliance Certificate.....................................25
   SECTION 4.05    Corporate Existence........................................25
   SECTION 4.06    Waiver of Stay, Extension or Usury Laws....................25
   SECTION 4.07    Additional Amounts.........................................26

ARTICLE V SUCCESSORS..........................................................26

   SECTION 5.01    Limitations on Mergers and Consolidations..................26
   SECTION 5.02    Successor Person Substituted...............................27

ARTICLE VI DEFAULTS AND REMEDIES..............................................27

   SECTION 6.01    Events of Default..........................................27
   SECTION 6.02    Acceleration...............................................29
   SECTION 6.03    Other Remedies.............................................30
   SECTION 6.04    Waiver of Defaults.........................................30
   SECTION 6.05    Control by Majority........................................30
   SECTION 6.06    Limitations on Suits.......................................31
   SECTION 6.07    Rights of Holders to Receive Payment.......................31
   SECTION 6.08    Collection Suit by Trustee.................................32
   SECTION 6.09    Trustee May File Proofs of Claim...........................32
   SECTION 6.10    Priorities.................................................32
   SECTION 6.11    Undertaking for Costs......................................33

ARTICLE VII TRUSTEE...........................................................33

   SECTION 7.01    Duties of Trustee..........................................33
   SECTION 7.02    Rights of Trustee..........................................34
   SECTION 7.03    May Hold Securities........................................35
   SECTION 7.04    Trustee's Disclaimer.......................................35
   SECTION 7.05    Notice of Defaults.........................................35
   SECTION 7.06    Reports by Trustee to Holders..............................36
   SECTION 7.07    Compensation and Indemnity.................................36
   SECTION 7.08    Replacement of Trustee.....................................37
   SECTION 7.09    Successor Trustee by Merger, etc. .........................38
   SECTION 7.10    Eligibility; Disqualification..............................39
   SECTION 7.11    Preferential Collection of Claims Against the Company or a
                   Subsidiary Guarantor.......................................39

ARTICLE VIII DISCHARGE OF INDENTURE...........................................39

   SECTION 8.01    Termination of the Company's and the Subsidiary Guarantors'
                   Obligations................................................39
   SECTION 8.02    Application of Trust Money.................................43
   SECTION 8.03    Repayment to Company or Subsidiary Guarantor...............43
   SECTION 8.04    Reinstatement..............................................44

ARTICLE IX SUPPLEMENTAL INDENTURES AND AMENDMENTS.............................44

   SECTION 9.01    Without Consent of Holders.................................44
   SECTION 9.02    With Consent of Holders....................................45

   SECTION 9.03    Compliance with Trust Indenture Act........................47
   SECTION 9.04    Revocation and Effect of Consents..........................47
   SECTION 9.05    Notation on or Exchange of Securities......................48
   SECTION 9.06    Trustee to Sign Amendments, etc. ..........................48

ARTICLE X GUARANTEE...........................................................49

   SECTION 10.01   Guarantee..................................................49
   SECTION 10.02   Execution and Delivery of Guarantee........................51
   SECTION 10.03   Limitation on Liability of the Subsidiary Guarantors.......51
   SECTION 10.04   Release of Subsidiary Guarantors from Guarantee............51
   SECTION 10.05   Contribution...............................................52

ARTICLE XI MISCELLANEOUS......................................................52

   SECTION 11.01   Trust Indenture Act Controls...............................52
   SECTION 11.02   Notices....................................................52
   SECTION 11.03   Communication by Holders with Other Holders................53
   SECTION 11.04   Certificate and Opinion as to Conditions Precedent.........54
   SECTION 11.05   Statements Required in Certificate or Opinion..............54
   SECTION 11.06   Rules by Trustee and Agents................................54
   SECTION 11.07   Legal Holidays.............................................54
   SECTION 11.08   No Recourse Against Others.................................55
   SECTION 11.09   Governing Law..............................................55
   SECTION 11.10   No Adverse Interpretation of Other Agreements..............55
   SECTION 11.11   Successors.................................................55
   SECTION 11.12   Severability...............................................55
   SECTION 11.13   Counterpart Originals......................................55
   SECTION 11.14   Table of Contents, Headings, etc. .........................55

          INDENTURE (this "Indenture") dated as of           , 2005 among
                                                   ----------
Westlake Chemical

Corporation, a Delaware corporation (the "Company"), the subsidiary guarantors listed on the signature pages hereto (the "Subsidiary Guarantors"), and
               , a                  , as trustee (the "Trustee").
---------------    -----------------

          The Company and the Subsidiary Guarantors have duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Company's debentures, notes, bonds or other evidences of indebtedness to be issued from time to time in one or more series (herein called the "Securities"), and the Guarantee by each of the Subsidiary Guarantors of the Securities, as provided in this Indenture.

          The Company and the Subsidiary Guarantors are members of the same consolidated group of companies. The Subsidiary Guarantors will derive direct and indirect economic benefit from the issuance of the Securities. Accordingly, each Subsidiary Guarantor has duly authorized the execution and delivery of this Indenture to provide for its full, unconditional and joint and several guarantee of the Securities to the extent provided in or pursuant to this Indenture.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of all Holders of the Securities or of any series thereof, as follows:

                                    ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01 Definitions.

          "Additional Amounts" means any additional amounts required by the express terms of a Security or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company or any Subsidiary Guarantor, as the case may be, with respect to certain taxes, assessments or other governmental charges imposed on certain Holders and that are owing to such Holders.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          "Agent" means any Registrar or Paying Agent.

          "Bankruptcy Law" means Title 11 of the United States Code or any similar federal, state or foreign law for the relief of debtors.

          "Board of Directors," when used with reference to the Company or a Subsidiary Guarantor, means the Board of Directors or comparable governing body of the Company or such Subsidiary Guarantor, as the case may be, or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors or comparable governing body of the Company or such Subsidiary Guarantor, as the case may be.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company or a Subsidiary Guarantor to have been duly adopted by the Board of Directors of the Company or such Subsidiary Guarantor, as the case may be, and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Borrowed Money Indebtedness" means all, and any guarantee thereof notes, bonds, debentures or other similar evidences of debt for money borrowed, and any guarantee thereof.

          "Business Day" means any day that is not a Legal Holiday.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person; provided, however, that for purposes of any provision contained herein which is required by the TIA, "Company" shall also mean each other obligor (if any), other than a Subsidiary Guarantor, on the Securities of a series.

          "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company or each Subsidiary Guarantor by two Officers of the Company and delivered to the Trustee.

          "Corporate Trust Office of the Trustee" means the principal office of the Trustee at which at any particular time its corporate trust business shall
be administered, which, in the case of              , shall be                 ,
                                       -------------           ----------------
New York, New York           .
                   ----------

          "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

          "deliver" or "delivery" means, in the context of certificated Securities, actual physical delivery of the certificated Securities to the relevant Person required hereunder, together with all endorsements, and in the context of Global Securities, the designation on the records of the Depositary of a change in the beneficial interests of a holder in a Global Security.

          "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in global form, the Person specified pursuant to Section 2.01 hereof as the initial Depositary with respect to the Securities of such series, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and thereafter "Depositary" shall mean or include such successor.

          "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

          "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

          "Global Security" means a Security that is issued in global form in the name of the Depositary with respect thereto or its nominee.

          "Government Obligations" means, with respect to a series of Securities, (i) direct obligations of a government that issues the currency in which the Securities of the series are payable for the payment of which the full faith and credit of such government is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under clause (i) or (ii) above, are not callable or redeemable at the option of the issuer thereof; or (iii) depository receipts issued by a bank or trust company as custodian with respect to any such Government Obligations or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depository receipt.

          "Guarantee" shall mean the guarantee of the Company's obligations under the Securities by a Subsidiary Guarantor as provided in Article X.

          "Holder" means a Person in whose name a Security is registered.

          "Indenture" means this Indenture as amended or supplemented from time to time pursuant to the provisions hereof, and includes the terms of a particular series of Securities established as contemplated by Section 2.01.

          "interest" means, with respect to an Original Issue Discount Security that by its terms bears interest only after Maturity, interest payable after Maturity.

          "Interest Payment Date," when used with respect to any Security, shall have the meaning assigned to such term in the Security as contemplated by
Section 2.01.

          "Issue Date" means, with respect to Securities of a series, the first date on which the Securities of such series are originally issued under this Indenture.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of The City of New York, New York; Houston, Texas or a Place of Payment are authorized or obligated by law, regulation or executive order to remain closed.

          "Maturity" means, with respect to any Security, the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity thereof, or by declaration of acceleration, call for redemption or otherwise.

          "Officer" means the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

          "Officers' Certificate" means a certificate signed by two Officers of a Person.

          "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company, the Subsidiary Guarantor or the Trustee.

          "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency, instrumentality or political subdivision thereof or other entity of any kind.

          "Place of Payment" means, with respect to the Securities of any series, the place or places where the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of that series are payable as specified in accordance with Section 2.01 subject to the provisions of Section 4.02.

          "principal" of a Security means the principal of the Security plus, when appropriate, the premium, if any, on the Security.

          "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price" means, with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

          "Responsible Officer" means any officer within the corporate trust department of the Trustee having direct responsibility for the administration of this Indenture or any other officer to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Rule 144A Securities" means Securities of a series designated pursuant to Section 2.01 as entitled to the benefits of Section 4.03(b).

          "SEC" means the Securities and Exchange Commission.

          "Securities" has the meaning stated in the preamble of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Custodian" means, with respect to Securities of a series issued in global form, the Trustee for Securities of such series, as custodian with respect to the Securities of such series, or any successor entity thereto.

          "Stated Maturity" means, when used with respect to any Security or any installment of principal thereof or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "Subsidiary" means a Person at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Subsidiary Guarantors" means the Person or Persons named as the "Subsidiary Guarantors" in the first paragraph of this Indenture, in each case until a successor to such Person or Persons shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Subsidiary Guarantors" shall mean such successor Person or Persons, and any other Subsidiary of the Company who may execute this Indenture, or a supplement thereto, for the purpose of providing a Guarantee pursuant to this Indenture.

          "surrender" shall have the same meaning as "deliver" in the context of the surrender of a Security.

          "TIA" means the Trust Indenture Act of 1939, as amended, as in effect on the date hereof; provided, however, that, in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture, and thereafter "Trustee" means each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series means the Trustee with respect to Securities of that series.

          "United States" means the United States of America (including the States and the District of Columbia) and its territories and possessions, which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

          "U.S. Government Obligations" means Government Obligations with respect to Securities payable in Dollars.

SECTION 1.02 Other Definitions.

                                                                        Defined
Term                                                                  in Section
----                                                                  ----------

"Agent Members"....................................................       2.17
"Bankruptcy Custodian".............................................       6.01
"Conversion Event".................................................       6.01
"covenant defeasance"..............................................       8.01
"Event of Default".................................................       6.01
"Exchange Rate"....................................................       2.11
"Funding Guarantor"................................................      10.05
"Judgment Currency"................................................       6.10
"legal defeasance".................................................       8.01
"mandatory sinking fund payment"...................................       3.09
"optional sinking fund payment"....................................       3.09
"Paying Agent".....................................................       2.05
"Registrar"........................................................       2.05
"Required Currency"................................................       6.10
"Successor"........................................................       5.01

SECTION 1.03 Incorporation by Reference of Trust Indenture Act.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture (and if the Indenture is not qualified under the TIA at the time, as if it were so qualified unless otherwise provided). The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Holder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company, any Subsidiary Guarantor or any other obligor on the Securities.

          All terms used in this Indenture that are defined by the TIA, defined by a TIA reference to another statute or defined by an SEC rule under the TIA have the meanings so assigned to them.

SECTION 1.04 Rules of Construction.

          Unless the context otherwise requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3)  "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular;

          (5)  provisions apply to successive events and transactions; and

          (6) all references in this instrument to Articles and Sections are references to the corresponding Articles and Sections in and of this instrument.

                                   ARTICLE II
                                 THE SECURITIES

SECTION 2.01 Amount Unlimited; Issuable in Series.

          The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officers' Certificate of the Company or in a Company Order, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from the Securities of all other series);

          (2) if there is to be a limit, the limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.08, 2.09, 2.12, 2.17, 3.07 or 9.05 and except for any Securities that, pursuant to Section
     2.04 or 2.17, are deemed never to have been authenticated and delivered hereunder); provided, however, that unless otherwise provided in the terms of the series, the authorized aggregate principal amount of such series may be increased before or after the issuance of any Securities of the series by a Board Resolution (or action pursuant to a Board Resolution) to such effect;

          (3) whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in permanent global form, as Global Securities or otherwise, and, if so, whether beneficial owners of interests in any such Global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which any such exchanges may occur, if other than in the manner provided in
     Section 2.17, and the initial Depositary and Security Custodian, if any, for any Global Security or Securities of such series;

          (4) the manner in which any interest payable on a temporary Global Security on any Interest Payment Date will be paid if other than in the manner provided in Section 2.14;

          (5) the date or dates on which the principal of and premium (if any) on the Securities of the series is payable or the method of determination thereof;

          (6) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, whether and under what circumstances Additional Amounts with respect to such Securities shall be payable, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the record date for the interest payable on any Securities on any Interest Payment Date, or if other than provided herein, the Person to whom any interest on Securities of the series shall be payable;

          (7) the place or places where, subject to the provisions of Section 4.02, the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series shall be payable;

          (8) the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option, and the manner in which the Company must exercise any such option, if different from those set forth herein;

          (9) whether Securities of the series are entitled to the benefits of any Guarantee of any Subsidiary Guarantor pursuant to this Indenture;

          (10) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid in whole or in part pursuant to such obligation;

          (11) if other than denominations of $1,000 and any integral multiple thereof, the denomination in which any Securities of that series shall be issuable;

          (12) if other than Dollars, the currency or currencies (including composite currencies) or the form, including equity securities, other debt securities (including Securities), warrants or any other securities or property of the Company, any Subsidiary Guarantor or any other Person, in which payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series shall be payable;

          (13) if the principal of, premium (if any) or interest on or any Additional Amounts with respect to the Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a currency or currencies (including composite currencies) other than that in which the Securities are stated to be payable, the currency or currencies (including composite currencies) in which payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to Securities of such series as to which such election is made shall be payable, and the periods within which and the terms and conditions upon which such election is to be made;

          (14) if the amount of payments of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which such amounts shall be determined;

          (15) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

          (16) any additional means of satisfaction and discharge of this Indenture and any additional conditions or limitations to discharge with respect to Securities of the series and the related Guarantee pursuant to
     Article VIII or any modifications of or deletions from such conditions or limitations;

          (17) any deletions or modifications of or additions to the Events of Default set forth in Section 6.01 or covenants of the Company or any Subsidiary Guarantor set forth in Article IV pertaining to the Securities of the series;

          (18) any restrictions or other provisions with respect to the transfer or exchange of Securities of the series, which may amend, supplement, modify or supersede those contained in this Article II;

          (19) if the Securities of the series are to be convertible into or exchangeable for capital stock, other debt securities (including Securities), warrants, other equity securities or any other securities or property of the Company, any Subsidiary Guarantor or any other Person, at the option of the Company or the Holder or upon the occurrence of any condition or event, the terms and conditions for such conversion or exchange;

          (20) whether the Securities of the series are to be entitled to the benefit of Section 4.03(b) (and accordingly constitute Rule 144A Securities); and

          (21) any other terms of the series (which terms shall not be prohibited by the provisions of this Indenture).

          All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 2.03) set forth, or determined in the manner provided, in the Officers' Certificate or Company Order referred to above or in any such indenture supplemental hereto.

          If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action, together with such Board Resolution, shall be set forth in an Officers' Certificate or certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or Company Order setting forth the terms of the series.

SECTION 2.02 Denominations.

          The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $1,000 and any integral multiples thereof.

SECTION 2.03 Forms Generally.

          The Securities of each series shall be in fully registered form and in substantially such form or forms (including temporary or permanent global form) established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto. The Securities may have notations, legends or endorsements required by law, securities exchange rule, the Company's certificate of incorporation, bylaws or other similar governing documents, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). A copy of the Board Resolution establishing the form or forms of Securities of any series shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such Securities.

          The definitive Securities of each series shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Officers executing such Securities, as evidenced by their execution thereof.

          The Trustee's certificate of authentication shall be in substantially the following form:

          "This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                         [                         ], as Trustee
                                          -------------------------


                                         By:
                                             -----------------------------------
                                                     Authorized Officer".

SECTION 2.04 Execution, Authentication, Delivery and Dating.

          Two Officers of the Company shall sign the Securities on behalf of the Company and, with respect to the Guarantee of the Securities, an Officer of each Subsidiary Guarantor shall sign the Securities on behalf of such Subsidiary Guarantor, in each case by manual or facsimile signature.

          If an Officer of the Company or a Subsidiary Guarantor whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

          A Security shall not be entitled to any benefit under this Indenture or the related Guarantees or be valid or obligatory for any purpose until authenticated by the manual signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Security has been authenticated under this Indenture. Notwithstanding the foregoing, if any Security has been authenticated and delivered hereunder but never issued and sold by the Company, and the Company delivers such Security to the Trustee for cancellation as provided in Section 2.13, together with a written statement (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture or the related Guarantees.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company and each Subsidiary Guarantor to the Trustee for authentication, and the Trustee shall authenticate and deliver such Securities for original issue upon a Company Order for the authentication and delivery of such Securities or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Company Order. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated, the name or names of the initial Holder or Holders and any other terms of the Securities of such series not otherwise determined. If provided for in such procedures, such Company Order may authorize (1) authentication and delivery of Securities of such series for original issue from time to time, with certain terms (including, without limitation, the Maturity dates or dates, original issue date or dates and interest rate or rates) that differ from Security to Security and (2) may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing.

          If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by
Section 2.01, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in addition to the Company Order referred to above and the other documents required by Section 11.04), and (subject to
Section 7.01) shall be fully protected in relying upon:

          (a) an Officers' Certificate of the Company setting forth the Board Resolution and, if applicable, an appropriate record of any action taken pursuant thereto, as contemplated by the last paragraph of Section 2.01; and

          (b) an Opinion of Counsel to the effect that:

               (i) the form of such Securities has been established in conformity with the provisions of this Indenture;

               (ii) the terms of such Securities have been established in conformity with the provisions of this Indenture; and

               (iii) that such Securities and the related Guarantee, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company and the Subsidiary Guarantors, respectively, enforceable against the Company and the Subsidiary Guarantors, respectively, in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws in effect from time to time affecting the rights of creditors generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver an Officers' Certificate and Opinion of Counsel at the time of issuance of each such Security, but such Officers' Certificate and Opinion of Counsel shall be delivered at or before the time of issuance of the first Security of the series to be issued.

          The Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture would affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner not reasonably acceptable to the Trustee.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, any Subsidiary Guarantor or an Affiliate of the Company or any Subsidiary Guarantor.

          Each Security shall be dated the date of its authentication.

SECTION 2.05 Registrar and Paying Agent.

          The Company shall maintain an office or agency for each series of Securities where Securities of such series may be presented for registration of transfer or exchange ("Registrar") and an office or agency where Securities of such series may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Securities of such series and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. The Company may change any

Paying Agent or Registrar without notice to any Holder. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company, any Subsidiary Guarantor or any other Subsidiary may act as Paying Agent or Registrar.

          The Company initially appoints the Trustee as Registrar and Paying Agent.

SECTION 2.06 Paying Agent to Hold Money in Trust.

          The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on or any Additional Amounts with respect to Securities and will notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon payment over to the Trustee and upon accounting for any funds disbursed, the Paying Agent (if other than the Company, a Subsidiary Guarantor or another Subsidiary of the Company) shall have no further liability for the money. If the Company, a Subsidiary Guarantor or another Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Each Paying Agent shall otherwise comply with TIA (S) 317(b).

SECTION 2.07 Holder Lists.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA (S) 312(a). If the Trustee is not the Registrar with respect to a series of Securities, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date with respect to such series of Securities, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders of such series, and the Company shall otherwise comply with TIA (S) 312(a).

SECTION 2.08 Transfer and Exchange.

          Except as set forth in Section 2.17 or as may be provided pursuant to
Section 2.01:

          When Securities of any series are presented to the Registrar with the request to register the transfer of such Securities or to exchange such Securities for an equal principal amount of Securities of the same series of like tenor and of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements and the requirements of this Indenture for such transactions are met; provided, however, that the Securities presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form reasonably satisfactory to the Registrar duly executed by the Holder thereof or by his attorney, duly authorized in writing, on which instruction the Registrar can rely.

          To permit registrations of transfers and exchanges, the Company and the Subsidiary Guarantors shall execute and the Trustee shall authenticate Securities at the Registrar's written request and submission of the Securities or Global Securities. No service charge shall be made to a Holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.12, 3.07 or 9.05). The Trustee shall authenticate Securities in accordance with the provisions of Section 2.04. Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required to register the transfer or exchange of (a) any Security selected for redemption in whole or in part pursuant to Article III, except the unredeemed portion of any Security being redeemed in part, or (b) any Security during the period beginning 15 Business Days prior to the mailing of notice of any offer to repurchase Securities of the series required pursuant to the terms thereof or of redemption of Securities of a series to be redeemed and ending at the close of business on the day of mailing.

SECTION 2.09 Replacement Securities.

          If any mutilated Security is surrendered to the Trustee, or if the Holder of a Security claims that the Security has been destroyed, lost or stolen and the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of such Security, the Company shall issue, the Subsidiary Guarantors shall execute and the Trustee shall authenticate a replacement Security of the same series if the Trustee's requirements are met. If any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security. If required by the Trustee, any Subsidiary Guarantor or the Company, such Holder must furnish an indemnity bond that is sufficient in the judgment of the Trustee and the Company to protect the Company, each Subsidiary Guarantor, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Security is replaced. The Company and the Trustee may charge a Holder for their expenses in replacing a Security.

          Every replacement Security is an additional obligation of the Company.

SECTION 2.10 Outstanding Securities.

          The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those reductions in the interest in a Global Security effected by the Trustee hereunder and those described in this Section 2.10 as not outstanding.

          If a Security is replaced pursuant to Section 2.09, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

          If the principal amount of any Security is considered paid under
Section 4.01, it ceases to be outstanding and interest on it ceases to accrue.

          A Security does not cease to be outstanding because the Company, a Subsidiary Guarantor or an Affiliate of the Company or a Subsidiary Guarantor holds the Security.

SECTION 2.11 Original Issue Discount, Foreign-Currency Denominated and Treasury
             Securities.

          In determining whether the Holders of the required principal amount of Securities have concurred in any direction, amendment, supplement, waiver or consent, (a) the principal amount of an Original Issue Discount Security shall be the principal amount thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 6.02, (b) the principal amount of a Security denominated in a foreign currency shall be the Dollar equivalent, as determined by the Company by reference to the noon buying rate in The City of New York for cable transfers for such currency, as such rate is certified for customs purposes by the Federal Reserve Bank of New York (the "Exchange Rate") on the date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent, as determined by the Company by reference to the Exchange Rate on the date of original issuance of such Security, of the amount determined as provided in (a) above), of such Security and (c) Securities owned by the Company, a Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, of a Subsidiary Guarantor or of such other obligor shall be disregarded, except that, for the purpose of determining whether the Trustee shall be protected in relying upon any such direction, amendment, supplement, waiver or consent, only Securities that a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded.

SECTION 2.12 Temporary Securities.

          Until definitive Securities of any series are ready for delivery, the Company may prepare, the Subsidiary Guarantors shall execute and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities, but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare, the Subsidiary Guarantors shall execute and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 2.13 Cancellation.

          The Company or any Subsidiary Guarantor at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, payment or redemption or for credit against any sinking fund payment. The Trustee shall cancel all Securities surrendered for registration of transfer, exchange, payment, redemption, replacement or cancellation or for credit against any sinking fund. Unless the Company shall direct in writing that canceled Securities be returned to it, after written notice to the Company all canceled Securities held by the Trustee shall be disposed of in accordance with the usual disposal procedures of the Trustee, and the Trustee shall maintain a record of their disposal. The Company may not issue new Securities to replace Securities that have been paid or that have been delivered to the Trustee for cancellation.

SECTION 2.14 Payments; Defaulted Interest.

          Unless otherwise provided as contemplated by Section 2.01, interest (except defaulted interest) on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Persons who are registered Holders of that Security at the close of business on the record date next preceding such Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender a Security to a Paying Agent to collect principal payments. Unless otherwise provided with respect to the Securities of any series, the Company will pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities in Dollars. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Company, the Company may pay such amounts (1) by wire transfer with respect to Global Securities or (2) by check payable in such money mailed to a Holder's registered address with respect to any Securities.

          If the Company defaults in a payment of interest on the Securities of any series, the Company shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest on the defaulted interest, in each case at the rate provided in the Securities of such series and in Section 4.01. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. At least 15 days before any special record date selected by the Company, the Company (or the Trustee, in the name of and at the expense of the Company upon 20 days' prior written notice from the Company setting forth such special record date and the interest amount to be paid) shall mail to Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

SECTION 2.15 Persons Deemed Owners.

          The Company, the Subsidiary Guarantors, the Trustee, any Agent and any authenticating agent may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payments of principal of, premium (if any) or interest on or any Additional Amounts with respect to such Security and for all other purposes. None of the Company, any Subsidiary Guarantor, the Trustee, any Agent or any authenticating agent shall be affected by any notice to the contrary.

SECTION 2.16 Computation of Interest.

          Except as otherwise specified as contemplated by Section 2.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a year comprising twelve 30-day months.

SECTION 2.17 Global Securities; Book-Entry Provisions.

          If Securities of a series are issuable in global form as a Global Security, as contemplated by Section 2.01, then, notwithstanding clause (11) of
Section 2.01 and the
provisions of Section 2.02, any such Global Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, transfers or redemptions. Any endorsement of a Global Security to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee (i) in such manner and upon instructions given by such Person or Persons as shall be specified in such Security or in a Company Order to be delivered to the Trustee pursuant to Section 2.04 or (ii) otherwise in accordance with written instructions or such other written form of instructions as is customary for the Depositary for such Security, from such Depositary or its nominee on behalf of any Person having a beneficial interest in such Global Security. Subject to the provisions of Section 2.04 and, if applicable, Section 2.12, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Security or in the applicable Company Order. With respect to the Securities of any series that are represented by a Global Security, the Company and the Subsidiary Guarantors authorize the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to such Global Security. Any Global Security may be deposited with the Depositary or its nominee, or may remain in the custody of the Trustee or the Security Custodian therefor pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a Company Order has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel.

          Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee or the Security Custodian as its custodian, or under such Global Security, and the Depositary may be treated by the Company, any Subsidiary Guarantor, the Trustee or the Security Custodian and any agent of the Company, any Subsidiary Guarantor, the Trustee or the Security Custodian as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, (i) the registered holder of a Global Security of a series may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action that a Holder of Securities of such series is entitled to take under this Indenture or the Securities of such series and (ii) nothing herein shall prevent the Company, any Subsidiary Guarantor, the Trustee or the Security Custodian, or any agent of the Company, any Subsidiary Guarantor, the Trustee or the Security Custodian, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or shall impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a beneficial owner of any Security.

          Notwithstanding Section 2.08, and except as otherwise provided pursuant to Section 2.01, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary. Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if, and only if, either (1) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security and a successor Depositary is not appointed by the Company within 90 days of such notice, (2) an Event of Default has occurred with respect to such series and is continuing and the Registrar has received a request from the Depositary to issue Securities in lieu of all or a portion of the Global Security (in which case the Company shall deliver Securities within 30 days of such request) or (3) the Company determines in its sole discretion not to have the Securities represented by a Global Security.

          In connection with any transfer of a portion of the beneficial interests in a Global Security to beneficial owners pursuant to this Section 2.17, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interests in the Global Security to be transferred, and the Company and the Subsidiary Guarantors shall execute, and the Trustee upon receipt of a Company Order for the authentication and delivery of Securities shall authenticate and deliver, one or more Securities of the same series of like tenor and amount.

          In connection with the transfer of all of the beneficial interests in a Global Security to beneficial owners pursuant to this Section 2.17, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company and the Subsidiary Guarantors shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interests in the Global Security, an equal aggregate principal amount of Securities of authorized denominations.

          None of the Company, any Subsidiary Guarantor or the Trustee will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Securities by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Securities. None of the Company, any Subsidiary Guarantor or the Trustee shall be liable for any delay by the related Global Security Holder or the Depositary in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from such Global Security Holder or the Depositary for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Securities to be issued).

          The provisions of the last sentence of the third paragraph of Section
2.04 shall apply to any Global Security if such Global Security was never issued and sold by the Company and the Company or a Subsidiary Guarantor delivers to the Trustee the Global Security together with written instructions (which need not comply with Section 11.05 and need not be accompanied by an Opinion of Counsel) with regard to the cancellation or reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the third paragraph of Section 2.04.

          Notwithstanding the provisions of Sections 2.03 and 2.14, unless otherwise specified as contemplated by Section 2.01, payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to any Global Security shall be made to the Depositary.

          The Company in issuing Securities of any series may use CUSIP numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notices of redemption as a convenience to Holders of Securities of such series; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of such series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of such series, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP numbers.

          Notwithstanding anything herein to the contrary, delivery or surrender of a Security shall not be required in the case of Global Securities in order to obtain the rights or benefits provided hereunder upon the delivery or surrender of a Security.

                                   ARTICLE III
                                   REDEMPTION

SECTION 3.01 Applicability of Article.

          Securities of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article III.

SECTION 3.02 Notice to the Trustee.

          If the Company elects to redeem Securities of any series pursuant to this Indenture, it shall notify the Trustee of the Redemption Date and the principal amount of Securities of such series to be redeemed. The Company shall so notify the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) by delivering to the Trustee an Officers' Certificate stating that such redemption will comply with the provisions of this Indenture and of the Securities of such series. Any such notice may be canceled at any time prior to the mailing of such notice of such redemption to any Holder and shall thereupon be void and of no effect.

SECTION 3.03 Selection of Securities To Be Redeemed.

          If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the outstanding Securities of such series (and tenor) not previously called for redemption, either pro rata, by lot or by such other method as the Trustee shall deem appropriate in accordance with industry standards at the time of such redemption and that may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series or of the principal amount of Global Securities of such series; provided that, if at the time of redemption such Securities are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Securities held by each beneficial owner of Securities to be redeemed.

          The Trustee shall promptly notify the Company and the Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any of the Securities redeemed or to be redeemed only in part, to the portion of the principal amount thereof which has been or is to be redeemed.

SECTION 3.04 Notice of Redemption.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 days (or not less than 15 days in the case of convertible Securities) nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at the address of such Holder appearing in the register of Securities maintained by the Registrar.

          All notices of redemption shall identify the Securities to be redeemed and shall state:

          (1) the Redemption Date;

          (2) the Redemption Price (or the method of calculating or determining the Redemption Price);

          (3) that, unless the Company and the Subsidiary Guarantors default in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed;

          (4) if any Security is to be redeemed in part, the portion of the principal amount thereof to be redeemed and that on and after the Redemption Date, upon surrender for cancellation of such Security to the Paying Agent, a new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Holder;

          (5) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price and the name and address of the Paying Agent;

          (6) that the redemption is for a sinking or analogous fund, if such is the case;

          (7) if such Securities are convertible into or exchangeable for capital stock, other debt securities (including Securities), warrants, other equity securities or any other securities or property of the Company, any Subsidiary Guarantor or any other Person, the name and address of the conversion or exchange agent, the date on which the right to convert or exchange is terminated and the conversion or exchange rate; and

          (8) the CUSIP number, if any, relating to such Securities.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company.

SECTION 3.05 Effect of Notice of Redemption.

          Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon surrender to the Paying Agent, such Securities called for redemption shall be paid at the Redemption Price, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates specified pursuant to Section 2.01.

SECTION 3.06 Deposit of Redemption Price.

          By 11:00 a.m., New York City time, on any Redemption Date, the Company or a Subsidiary Guarantor shall deposit with the Trustee or the Paying Agent (or, if the Company or such Subsidiary Guarantor is acting as the Paying Agent, segregate and hold in trust as provided in Section 2.06) an amount of money in same day funds sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on and any Additional Amounts with respect to, the Securities or portions thereof which are to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company or a Subsidiary Guarantor to the Trustee for cancellation.

          If the Company or a Subsidiary Guarantor complies with the preceding paragraph, then, unless the Company and the Subsidiary Guarantors default in the payment of such Redemption Price, interest on the Securities to be redeemed will cease to accrue on and after the applicable Redemption Date, whether or not such Securities are presented for payment, and the Holders of such Securities shall have no further rights with respect to such Securities except for the right to receive the Redemption Price upon surrender of such Securities. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal, premium, if any, any Additional Amounts, and, to the extent lawful, accrued interest thereon shall, until paid, bear interest from the Redemption Date at the rate specified pursuant to Section 2.01 or provided in the Securities or, in the case of Original Issue Discount Securities, such Securities' yield to maturity.

SECTION 3.07 Securities Redeemed in Part.

          Upon surrender to the Paying Agent of a Security to be redeemed in part, the Company and the Subsidiary Guarantors shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities, of the same series and of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security so surrendered that is not redeemed.

SECTION 3.08 Purchase of Securities.

          Unless otherwise specified as contemplated by Section 2.01, the Company, any Subsidiary Guarantor and any Affiliate of the Company or any Subsidiary Guarantor may at any time purchase or otherwise acquire Securities in the open market or by private agreement. Any such acquisition shall not operate as or be deemed for any purpose to be a redemption of the indebtedness represented by such Securities. Any Securities purchased or acquired by the Company or a Subsidiary Guarantor may be delivered to the Trustee and, upon such delivery, the indebtedness represented thereby shall be deemed to be satisfied.
Section 2.13 shall apply to all Securities so delivered.

SECTION 3.09 Mandatory and Optional Sinking Funds.

          The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." Unless otherwise provided by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.10. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series and by this Article III.

SECTION 3.10 Satisfaction of Sinking Fund Payments with Securities.

          The Company or a Subsidiary Guarantor may deliver outstanding Securities of a series (other than any previously called for redemption) and may apply as a credit Securities of a series that have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such series of Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 3.11 Redemption of Securities for Sinking Fund.

          Not less than 45 days prior (unless a shorter period shall be satisfactory to the Trustee) to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate of the Company specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivery of or by crediting Securities of that series pursuant to Section 3.10 and will also deliver or cause to be delivered to the Trustee any Securities to be so delivered. Failure of the Company to timely deliver or cause to be delivered such Officers' Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute the election of the Company (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and
(ii) that the Company will make no optional sinking fund payment with respect to such series as provided in this Section.

          If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $100,000 (or the Dollar equivalent thereof based on the applicable Exchange Rate on the date of original issue of the applicable Securities) or a lesser sum if the Company shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $100,000 (or the Dollar equivalent thereof as aforesaid) or less and the Company makes no such request then it shall be carried over until a sum in excess of $100,000 (or the Dollar equivalent thereof as aforesaid) is available. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 3.05, 3.06 and 3.07.

                                   ARTICLE IV
                                    COVENANTS

SECTION 4.01 Payment of Securities.

          The Company shall pay the principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of each series on the dates and in the manner provided in the Securities of such series and in this Indenture. Principal, premium, interest and any Additional Amounts shall be considered paid on the date due if the Paying Agent (other than the Company, a Subsidiary Guarantor or a Subsidiary) holds by 11:00 a.m., New York City time, on that date money deposited by the Company or a Subsidiary Guarantor designated for and sufficient to pay all principal, premium, interest and any Additional Amounts then due.

          The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium (if any), at a rate equal to the then applicable interest rate on the Securities to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and any Additional Amount (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.02 Maintenance of Office or Agency.

          The Company will maintain in each Place of Payment for any series of Securities an office or agency (which may be an office of the Trustee, the Registrar or the Paying Agent) where Securities of that series may be presented for registration of transfer or exchange, where Securities of that series may be presented for payment and where notices and demands to or upon the Company or a Subsidiary Guarantor in respect of the Securities of that series and this Indenture may be served. Unless otherwise designated by the Company by written notice to the Trustee and the Subsidiary Guarantors, such office or agency shall be the office of the Trustee in The City of New York,
which on the date hereof is located at                         , New York, New
                                       ------------------------
York           . The Company will give prompt written notice to the Trustee and
     ----------
the Subsidiary Guarantors of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and the Subsidiary Guarantors with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.03 SEC Reports; Financial Statements.

          (a) If the Company is subject to Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee, within 15 days after it files the same with the SEC, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) that the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If this Indenture is qualified under the TIA, but not otherwise, the Company shall also comply with the provisions of TIA (S) 314(a).

          (b) If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall furnish to all Holders of Rule 144A Securities and prospective purchasers of Rule 144A Securities designated by the Holders of Rule 144A Securities, promptly upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) promulgated under the Securities Act of 1933, as amended.

          (c) The Company intends to file the reports, information and documents referred to in Section 4.03(a) hereof with the SEC in electronic form pursuant to Regulation S-T promulgated by the SEC using the SEC's Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system. The Company shall notify the Trustee in the manner prescribed herein of each such filing. The Trustee is hereby authorized and directed to access the EDGAR system for purposes of retrieving the reports so filed. Compliance with the foregoing shall constitute delivery by the Company of such reports to the Trustee in compliance with the provisions of TIA (S) 314(a). The Trustee shall have no duty to search for or obtain any electronic or other filings that the Company makes with the SEC, regardless of whether such filings are periodic, supplemental or otherwise. Delivery of the reports, information and documents to the Trustee pursuant to this Section 4.03 shall be solely for the purposes of compliance with this
Section 4.03 and with TIA (S) 314(a). The Trustee's receipt of such reports, information and documents shall not constitute notice to it of the content thereof or of any matter determinable from the content thereof, including the Company's and any Subsidiary Guarantor's compliance with any of their covenants hereunder, as to which the Trustee is entitled to rely upon Officers' Certificates.

SECTION 4.04 Compliance Certificate.

          (a) Each of the Company and the Subsidiary Guarantors shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company and the Subsidiary Guarantors, a statement signed by the principal executive officer, principal financial officer or principal accounting officer of the Company or such Subsidiary Guarantor, as the case may be, which need not constitute an Officers' Certificate, complying with TIA (S) 314(a)(4) and stating that in the course of performance by the signing Officer of his duties as such Officer of the Company or such Subsidiary Guarantor, as the case may be, he would normally obtain knowledge of the keeping, observing, performing and fulfilling by the Company or such Subsidiary Guarantor, as the case may be, of its obligations under this Indenture, and further stating that to the best of his knowledge the Company or such Subsidiary Guarantor, as the case may be, has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company or such Subsidiary Guarantor, as the case may be, is taking or proposes to take with respect thereto).

          (b) The Company or any Subsidiary Guarantor shall, so long as Securities of any series are outstanding, deliver to the Trustee, as soon as practicable, but in no event more than five Business Days, after any Officer of the Company or such Subsidiary Guarantor, as the case may be, becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company or such Subsidiary Guarantor, as the case may be, is taking or proposes to take with respect thereto.

SECTION 4.05 Corporate Existence.

          Subject to Article V, each of the Company and the Subsidiary Guarantors shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence. This Section 4.05 shall not prohibit or restrict the Company or any Subsidiary Guarantor from converting into a different form of legal entity.

SECTION 4.06 Waiver of Stay, Extension or Usury Laws.

          Each of the Company and the Subsidiary Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive it from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Company and the Subsidiary Guarantors hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.07 Additional Amounts.

          If the Securities of a series expressly provide for the payment of Additional Amounts, the Company will pay to the Holder of any Security of such series Additional Amounts as expressly provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or the net proceeds received from the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 4.07 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 4.07 and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                                    ARTICLE V
                                   SUCCESSORS

SECTION 5.01 Limitations on Mergers and Consolidations.

          Neither the Company nor any Subsidiary Guarantor shall consolidate with or merge into any Person, or sell, lease, convey, assign, transfer or otherwise dispose of, in any transaction or series of transactions, all or substantially all of its assets to any Person (other than a consolidation or merger of the Company and one or more Subsidiary Guarantors or two or more Subsidiary Guarantors, or a sale, lease, conveyance, assignment, transfer or other disposition of all or substantially all of the assets of the Company to a Subsidiary Guarantor, a Subsidiary Guarantor to the Company or of a Subsidiary Guarantor to another Subsidiary Guarantor), unless:

          (1) either (a) the Company or such Subsidiary Guarantor, as the case may be, shall be the continuing Person or (b) the Person (if other than the Company or such Subsidiary Guarantor) formed by such consolidation or into which the Company or such Subsidiary Guarantor is merged, or to which such sale, lease, conveyance, assignment, transfer or other disposition shall be made (collectively, the "Successor"), is organized and validly existing under the laws of the United States of America, any political subdivision thereof or any State thereof or the District of Columbia, and expressly assumes by supplemental indenture, in the case of the Company, the due and punctual payment of the principal of, premium (if any) and interest on and any Additional Amounts with respect to all the Securities and the performance of the Company's covenants and obligations under this Indenture and the Securities, or, in the case of such Subsidiary Guarantor, the performance of the Guarantee and such Subsidiary Guarantor's covenants and obligations under this Indenture and the Securities;

          (2) immediately after giving effect to such transaction or series of transactions, no Default or Event of Default shall have occurred and be continuing or would result therefrom; and

          (3) in the case of clause (1)(b) above, the Successor delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the transaction and such supplemental indenture comply with this Indenture.

SECTION 5.02 Successor Person Substituted.

          Upon any consolidation or merger of the Company or a Subsidiary Guarantor, as the case may be, or any sale, lease, conveyance, assignment, transfer or other disposition of all or substantially all of the assets of the Company or such Subsidiary Guarantor in accordance with Section 5.01, the Successor formed by such consolidation or into which the Company or such Subsidiary Guarantor is merged or to which such sale, lease, conveyance, assignment, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company or such Subsidiary Guarantor, as the case may be, under this Indenture and the Securities with the same effect as if such Successor had been named as the Company or such Subsidiary Guarantor, as the case may be, herein, and the predecessor Company or Subsidiary Guarantor, in the case of a sale, conveyance, assignment, transfer or other disposition, shall be released from all obligations under this Indenture, the Securities and, in the case of a Subsidiary Guarantor, the Guarantee.

                                   ARTICLE VI
                              DEFAULTS AND REMEDIES

SECTION 6.01 Events of Default.

          Unless either inapplicable to a particular series or specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series, an "Event of Default," wherever used herein with respect to Securities of any series, occurs if:

               (1) the Company defaults in the payment of interest on or any Additional Amounts with respect to any Security of that series when the same becomes due and payable and such default continues for a period of 30 days;

               (2) the Company defaults in the payment of (A) the principal of any Security of that series at its Maturity or (B) premium (if any) on any Security of that series when the same becomes due and payable;

               (3) the Company defaults in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series, and such default continues for a period of 30 days;

               (4) the Company or any Subsidiary Guarantor fails to comply with any of its other covenants or agreements in, or provisions of, the Securities of such series or this Indenture (other than an agreement, covenant or provision that has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than that series) which shall not have been remedied within the specified period after written notice, as specified in the last paragraph of this Section 6.01;

               (5) the Company, or if that series of Securities is entitled to the benefits of a Guarantee by the Subsidiary Guarantors, any of such Subsidiary Guarantors, pursuant to or within the meaning of any Bankruptcy
     Law:

               (A) commences a voluntary case,

               (B) consents to the entry of an order for relief against it in an involuntary case,

               (C) consents to the appointment of a Bankruptcy Custodian of it or for all or substantially all of its property, or

               (D) makes a general assignment for the benefit of its creditors;

               (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 90 days and that:

               (A) is for relief against the Company or any Subsidiary Guarantor as debtor in an involuntary case,

               (B) appoints a Bankruptcy Custodian of the Company or any Subsidiary Guarantor or a Bankruptcy Custodian for all or substantially all of the property of the Company or any Subsidiary Guarantor, or

               (C) orders the liquidation of the Company or any Subsidiary Guarantor;

               (7) that series of Securities is entitled to the benefits of a Guarantee by the Subsidiary Guarantors, the Guarantee of any of the Subsidiary Guarantors ceases to be in full force and effect with respect to Securities of that series (except as otherwise provided in this Indenture) or is declared null and void in a judicial proceeding, or any such Subsidiary Guarantor denies or disaffirms its obligations under this Indenture or such Guarantee; or

               (8) any other Event of Default provided with respect to Securities of that series occurs.

          The term "Bankruptcy Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          When a Default or Event of Default is cured, it ceases.

          Notwithstanding the foregoing provisions of this Section 6.01, if the principal of, premium (if any) or interest on or Additional Amounts with respect to any Security is payable in a currency or currencies (including a composite currency) other than Dollars and such currency or currencies are not available to the Company or a Subsidiary Guarantor for making payment thereof due to the imposition of exchange controls or other circumstances beyond the control of the Company or such Subsidiary Guarantor (a "Conversion Event"), each of the Company and the Subsidiary Guarantors will be entitled to satisfy its obligations to Holders of the Securities by making such payment in Dollars in an amount equal to the Dollar equivalent of the amount payable in such other currency, as determined by the Company or the Subsidiary Guarantor, as the case may be, by reference to the Exchange Rate on the date of such payment, or, if such rate is not then available, on the basis of the most recently available Exchange Rate. Notwithstanding the foregoing provisions of this Section 6.01, any payment made under such circumstances in Dollars where the required payment is in a currency other than Dollars will not constitute an Event of Default under this Indenture.

          Promptly after the occurrence of a Conversion Event, the Company or a Subsidiary Guarantor shall give written notice thereof to the Trustee; and the Trustee, promptly after receipt of such notice, shall give notice thereof in the manner provided in Section 11.02 to the Holders. Promptly after the making of any payment in Dollars as a result of a Conversion Event, the Company or the Subsidiary Guarantor, as the case may be, shall give notice in the manner provided in Section 11.02 to the Holders, setting forth the applicable Exchange Rate and describing the calculation of such payments.

          A Default under clause (4) or (8) of this Section 6.01 is not an Event of Default until the Trustee notifies the Company and the Subsidiary Guarantors, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Default (or, in the case of a Default under clause (4) of this Section 6.01, if outstanding Securities of other series are affected by such Default, then at least 25% in principal amount of the then outstanding Securities so affected) notify the Company, the Subsidiary Guarantors and the Trustee, of the Default, and the Company or the applicable Subsidiary Guarantor, as the case may be, fails to cure the Default within 60 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 6.02 Acceleration.

          If an Event of Default with respect to any Securities of any series at the time outstanding (other than an Event of Default specified in clause (5) or (6) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company and the Subsidiary Guarantors, or the Holders of at least 25% in principal amount of the then outstanding Securities of the series affected by such Event of Default (or, in the case of an Event of Default described in clause (4) of Section 6.01, if outstanding Securities of other series are affected by such Event of Default, then at least 25% in principal amount of the then outstanding Securities so affected) by notice to the Company, the Subsidiary Guarantors and the Trustee, may declare the principal of (or, if any such Securities are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) and all accrued and unpaid interest on all then outstanding Securities of such series or of all series, as the case may be, to be due and payable. Upon any such declaration, the amounts due and payable on the Securities shall be due and payable immediately. If an Event of Default specified in clause (5) or (6) of
Section 6.01 hereof occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder. The Holders of a

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

majority in principal amount of the then outstanding Securities of the series affected by such Event of Default or all series so affected, as the case may be, by written notice to the Trustee may rescind an acceleration and its consequences (other than nonpayment of principal of or premium or interest on or any Additional Amounts with respect to the Securities) if (i) the rescission would not conflict with any judgment or decree, (ii) all existing Events of Default with respect to Securities of that series (or of all series, as the case may be) have been cured or waived, except nonpayment of principal, premium, interest or any Additional Amounts that has become due solely because of the acceleration, and (iii) the Trustee has been paid any amounts due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

SECTION 6.03 Other Remedies.

          If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, or premium, if any, or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.04 Waiver of Defaults.

          Subject to Sections 6.07 and 9.02, the Holders of a majority in principal amount of the then outstanding Securities of any series or of all series affected thereby (acting as one class) by notice to the Trustee may waive an existing or past Default or Event of Default with respect to such series or all series so affected, as the case may be, and its consequences (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or all series so affected or a solicitation of consents in respect of Securities of such series or all series so affected, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series or all series so affected (but the terms of such offer or solicitation may vary from series to series)), except (1) a continuing Default or Event of Default in the payment of the principal of, or premium, if any, or interest on or any Additional Amounts with respect to any Security or (2) a continued Default in respect of a provision that under Section
9.02 cannot be amended or supplemented without the consent of each Holder affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.05 Control by Majority.

          With respect to Securities of any series, the Holders of a majority in principal amount of the then outstanding Securities of such series may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it relating to or arising under an Event of Default described in clause (1), (2), (3) or (7) of Section 6.01, and with respect to all Securities, the Holders of a majority in principal amount of all the then outstanding Securities affected may direct in writing the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it not relating to or arising under such an Event of Default. However, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion from Holders directing the Trustee against all losses and expenses caused by taking or not taking such action.

SECTION 6.06 Limitations on Suits.

          Subject to Section 6.07 hereof, a Holder of a Security of any series may pursue a remedy with respect to this Indenture or the Securities of such series only if:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default with respect to such series;

          (2) the Holders of at least 25% in principal amount of the then outstanding Securities of such series make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) during such 60-day period, the Holders of a majority in principal amount of the Securities of such series do not give the Trustee a direction inconsistent with the request.

          A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

SECTION 6.07 Rights of Holders to Receive Payment.

          Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of principal of and premium, if any, and interest on and any Additional Amounts with respect to the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

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

SECTION 6.08 Collection Suit by Trustee.

          If an Event of Default specified in clause (1) or (2) of Section 6.01 hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or a Subsidiary Guarantor for the amount of principal, premium (if any), interest and any Additional Amounts remaining unpaid on the Securities of the series affected by the Event of Default, and interest on overdue principal and premium, if any, and, to the extent lawful, interest on overdue interest, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.09 Trustee May File Proofs of Claim.

          The Trustee is authorized to file such proofs of claim and other papers or documents and to take such actions, including participating as a member, voting or otherwise, of any committee of creditors, as may be necessary or advisable to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company or a Subsidiary Guarantor or their respective creditors or properties and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any Bankruptcy Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders of the Securities may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10 Priorities.

          If the Trustee collects any money pursuant to this Article VI, it shall pay out the money in the following order:

          First: to the Trustee for amounts due under Section 7.07;

          Second: to Holders for amounts due and unpaid on the Securities in respect of which or for the benefit of which such money has been collected, for principal, premium (if any), interest and any Additional Amounts ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium (if any), interest and any Additional Amounts, respectively; and

          Third: to the Company.

          The Trustee, upon prior written notice to the Company, may fix record dates and payment dates for any payment to Holders pursuant to this Article VI.

          To the fullest extent allowed under applicable law, if for the purpose of obtaining a judgment against the Company or a Subsidiary Guarantor in any court it is necessary to convert the sum due in respect of the principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used for purposes of rendering the judgment shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day in The City of New York next preceding that on which final judgment is given. None of the Company, any Subsidiary Guarantor or the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section 6.10 caused by a change in exchange rates between the time the amount of a judgment against it is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section 6.10 to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company and the Subsidiary Guarantors on the claim or claims underlying such judgment.

SECTION 6.11 Undertaking for Costs.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by a Holder or Holders of more than 10% in principal amount of the then outstanding Securities of any series.

                                   ARTICLE VII
                                     TRUSTEE

SECTION 7.01 Duties of Trustee.

          (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in such exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (b) Except during the continuance of an Event of Default with respect to the Securities of any series:

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

          (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether, on their face, they appear to conform to the requirements of this Indenture.

          (c) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) this paragraph does not limit the effect of Section 7.01(b);

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

          (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section 7.01.

          (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

          (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company and the Subsidiary Guarantors. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. All money received by the Trustee shall, until applied as herein provided, be held in trust for the payment of the principal of, premium (if any) and interest on and Additional Amounts with respect to the Securities.

SECTION 7.02 Rights of Trustee.

          (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require instruction, an Officers' Certificate or an Opinion of Counsel or both to be provided. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such instruction, Officers' Certificate or Opinion of Counsel. The Trustee may consult at the Company's expense with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

          (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company or any Subsidiary Guarantor shall be sufficient if signed by an Officer of the Company or such Subsidiary Guarantor, as the case may be.

          (f) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities, unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to the Trustee by the Company, any Subsidiary Guarantor or by any Holder of the Securities, and such notice references the Securities and this Indenture.

          (g) The permissive rights of the Trustee enumerated herein shall not be construed as duties.

SECTION 7.03 May Hold Securities.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company, any Subsidiary Guarantor or any of their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights and duties. However, the Trustee is subject to Sections 7.10 and 7.11.

SECTION 7.04 Trustee's Disclaimer.

          The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities or any money paid to the Company or any Subsidiary Guarantor or upon the Company's or such Subsidiary Guarantor's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Securities other than its certificate of authentication.

SECTION 7.05 Notice of Defaults.

          If a Default or Event of Default with respect to the Securities of any series occurs and is continuing and it is known to the Trustee, the Trustee shall mail to Holders of Securities of such series a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium (if any) and

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

interest on and Additional Amounts or any sinking fund installment with respect to the Securities of such series, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Holders of Securities of such series.

SECTION 7.06 Reports by Trustee to Holders.

          Within 60 days after each June 15 of each year after the execution of this Indenture, the Trustee shall mail to Holders of a series, the Subsidiary Guarantors and the Company a brief report dated as of such reporting date that complies with TIA (S) 313(a); provided, however, that if no event described in TIA (S) 313(a) has occurred within the twelve months preceding the reporting date with respect to a series, no report need be transmitted to Holders of such series. The Trustee also shall comply with TIA (S) 313(b). The Trustee shall also transmit by mail all reports if and as required by TIA (S)(S) 313(c) and 313(d).

          A copy of each report at the time of its mailing to Holders of a series of Securities shall be filed by the Company or a Subsidiary Guarantor with the SEC and each securities exchange, if any, on which the Securities of such series are listed. The Company shall notify the Trustee if and when any series of Securities is listed on any securities exchange.

SECTION 7.07 Compensation and Indemnity.

          The Company agrees to pay to the Trustee for its acceptance of this Indenture and services hereunder such compensation as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company agrees to reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

          The Company hereby indemnifies the Trustee and any predecessor Trustee against any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in the next following paragraph. The Trustee shall notify the Company and the Subsidiary Guarantors promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

          The Company shall not be obligated to reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

          To secure the payment obligations of the Company in this Section 7.07, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of, premium (if any) and interest on and any Additional Amounts with respect to Securities of any series. Such lien and the Company's obligations under this
Section 7.07 shall survive the resignation or removal of the Trustee and the satisfaction and discharge of this Indenture.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(5) or (6) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

SECTION 7.08 Replacement of Trustee.

          A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

          The Trustee may resign and be discharged at any time with respect to the Securities of one or more series by so notifying the Company and the Subsidiary Guarantors. The Holders of a majority in principal amount of the then outstanding Securities of any series may remove the Trustee with respect to the Securities of such series by so notifying the Trustee, the Company and the Subsidiary Guarantors. The Company may remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

          (3) a Bankruptcy Custodian or public officer takes charge of the Trustee or its property; or

          (4) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more series, the Company shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series). Within one year after the successor Trustee with respect to the Securities of any series takes office, the Holders of a majority in principal amount of the Securities of such series then outstanding may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

          If a successor Trustee with respect to the Securities of any series does not take office within 30 days after the retiring or removed Trustee resigns or is removed, the retiring or removed Trustee (at the expense of the Company), the Company, any Subsidiary Guarantor or the Holders of at least 10% in principal amount of the then outstanding Securities of such series may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          If the Trustee with respect to the Securities of a series fails to comply with Section 7.10, any Holder of Securities of such series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the Securities of such series.

          In case of the appointment of a successor Trustee with respect to all Securities, each such successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, to the Company and to the Subsidiary Guarantors. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the retiring Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07.

          In case of the appointment of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the Subsidiary Guarantors, the retiring Trustee and each successor Trustee with respect to the Securities of one or more (but not all) series shall execute and deliver an indenture supplemental hereto in which each successor Trustee shall accept such appointment and that (1) shall confer to each successor Trustee all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall confirm that all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee. Nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, and each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee. Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee shall have all the rights, powers and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. On request of the Company or any successor Trustee, such retiring Trustee shall transfer to such successor Trustee all property held by such retiring Trustee as Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. Such retiring Trustee shall, however, have the right to deduct its unpaid fees and expenses, including attorneys' fees.

          Notwithstanding replacement of the Trustee or Trustees pursuant to this Section 7.08, the obligations of the Company under Section 7.07 shall continue for the benefit of the retiring Trustee or Trustees.

SECTION 7.09 Successor Trustee by Merger, etc.

          Subject to Section 7.10, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee; provided, however, that in the case of a transfer of all or substantially all of its corporate trust business to another corporation, the transferee corporation expressly assumes all of the Trustee's liabilities hereunder.

          In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

SECTION 7.10 Eligibility; Disqualification.

          There shall at all times be a Trustee hereunder which shall be a corporation or banking association organized and doing business under the laws of the United States, any State thereof or the District of Columbia and authorized under such laws to exercise corporate trust power, shall be subject to supervision or examination by Federal or State (or the District of Columbia) authority and shall have, or be a subsidiary of a bank or bank holding company having, a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition.

          The Indenture shall always have a Trustee who satisfies the requirements of TIA (S)(S) 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to and shall comply with the provisions of TIA (S) 310(b) during the period of time required by this Indenture. Nothing in this Indenture shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA (S) 310(b).

SECTION 7.11 Preferential Collection of Claims Against the Company or a
             Subsidiary Guarantor.

          The Trustee is subject to and shall comply with the provisions of TIA
(S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated therein.

                                  ARTICLE VIII
                             DISCHARGE OF INDENTURE

SECTION 8.01 Termination of the Company's and the Subsidiary Guarantors'
             Obligations.

          (a) This Indenture shall cease to be of further effect with respect to the Securities of a series (except that the Company's obligations under Section 7.07, the Trustee's and Paying Agent's obligations under Section 8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging the satisfaction and discharge of this Indenture with respect to the Securities of such series, when:

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

          (1) either:

               (A) all outstanding Securities of such series theretofore authenticated and issued (other than destroyed, lost or stolen Securities that have been replaced or paid) have been delivered to the Trustee for cancellation; or

               (B) all outstanding Securities of such series not theretofore delivered to the Trustee for cancellation:

                    (i)  have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
                         within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and, in the case of clause (i), (ii) or (iii) above, the Company or a Subsidiary Guarantor has irrevocably deposited or caused to be deposited with the Trustee as funds (immediately available to the Holders in the case of clause (i)) in trust for such purpose (x) money in the currency in which payment of the Securities of such series is to be made in an amount, or (y) Government Obligations with respect to such series, maturing as to principal and interest at such times and in such amounts as will ensure the availability of money in the currency in which payment of the Securities of such series is to be made in an amount or (z) a combination thereof, which will be sufficient, in the opinion (in the case of clauses (y) and (z)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge the entire indebtedness on the Securities of such series for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or for principal, premium, if any, and interest to the Stated Maturity or Redemption Date, as the case may be; or

               (C) the Company and the Subsidiary Guarantors have properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 2.01, to be applicable to the Securities of such series;

          (2) the Company or a Subsidiary Guarantor has paid or caused to be paid all other sums payable by them hereunder with respect to the Securities of such series; and

          (3) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect.

          (b) Unless this Section 8.01(b) is specified as not being applicable to Securities of a series as contemplated by Section 2.01, the Company may, at its option, terminate certain of its and the Subsidiary Guarantors' respective obligations under this Indenture ("covenant defeasance") with respect to the Securities of a series if:

          (1) the Company or a Subsidiary Guarantor has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for and dedicated solely to the benefit of the Holders of Securities of such series, (i) money in the currency in which payment of the Securities of such series is to be made in an amount, or (ii) Government Obligations with respect to such series, maturing as to principal and interest at such times and in such amounts as will ensure the availability of money in the currency in which payment of the Securities of such series is to be made in an amount or (iii) a combination thereof, that is sufficient, in the opinion (in the case of clauses (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of and premium (if any) and interest on all Securities of such series on each date that such principal, premium (if any) or interest is due and payable and (at the Stated Maturity thereof or upon redemption as provided in Section 8.01(e)) to pay all other sums payable by it hereunder; provided that the Trustee shall have been irrevocably instructed to apply such money and/or the proceeds of such Government Obligations to the payment of said principal, premium (if any) and interest with respect to the Securities of such series as the same shall become due;

          (2) the Company has delivered to the Trustee an Officers' Certificate stating that all conditions precedent to satisfaction and discharge of this Indenture with respect to the Securities of such series have been complied with, and an Opinion of Counsel to the same effect;

          (3) no Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit;

          (4) the Company shall have delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee or a private letter ruling issued by the United States Internal Revenue Service to the effect that the Holders will not recognize income, gain or loss for United States Federal income tax purposes as a result of the Company's exercise of its option under this Section 8.01(b) and will be subject to United States Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised;

          (5) the Company and the Subsidiary Guarantors have complied with any additional conditions specified pursuant to Section 2.01 to be applicable to the discharge of Securities of such series pursuant to this Section 8.01; and

          (6) such deposit and discharge shall not cause the Trustee to have a conflicting interest as defined in TIA (S) 310(b).

          In such event, this Indenture shall cease to be of further effect (except as set forth in this paragraph), and the Trustee, on demand of the Company, shall execute proper instruments acknowledging satisfaction and discharge under this Indenture. However, the Company's and the Subsidiary Guarantors' respective obligations in Sections 2.05, 2.06, 2.07, 2.08, 2.09, 4.01, 4.02, 7.07, 7.08, 8.04 and 10.01, the Trustee's and Paying Agent's
obligations in Section 8.03 and the rights, powers, protections and privileges accorded the Trustee under Article VII shall survive until all Securities of such series are no longer outstanding. Thereafter, only the Company's obligations in Section 7.07 and the Trustee's and Paying Agent's obligations in
Section 8.03 shall survive with respect to Securities of such series.

          After such irrevocable deposit made pursuant to this Section 8.01(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Subsidiary Guarantors' obligations under this Indenture with respect to the Securities of such series except for those surviving obligations specified above.

          In order to have money available on a payment date to pay principal of or premium (if any) or interest on the Securities, the Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. Government Obligations shall not be callable at the issuer's option.

          (c) If the Company and the Subsidiary Guarantors have previously complied or are concurrently complying with Section 8.01(b) (other than any additional conditions specified pursuant to Section 2.01 that are expressly applicable only to covenant defeasance) with respect to Securities of a series, then, unless this Section 8.01(c) is specified as not being applicable to Securities of such series as contemplated by Section 2.01, the Company may elect that its and the Subsidiary Guarantors' respective obligations to make payments with respect to Securities of such series be discharged ("legal defeasance"), if:

          (1) no Default or Event of Default under clauses (5) and (6) of
     Section 6.01 hereof shall have occurred at any time during the period ending on the 91st day after the date of deposit contemplated by Section 8.01(b) (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

          (2) unless otherwise specified with respect to Securities of such series as contemplated by Section 2.01, the Company has delivered to the Trustee an Opinion of Counsel from a nationally recognized counsel acceptable to the Trustee to the effect referred to in Section 8.01(b)(4) with respect to such legal defeasance, which opinion is based on (i) a private letter ruling issued by the United States Internal Revenue Service addressed to the Company, (ii) a published ruling of the United States Internal Revenue Service pertaining to a comparable form of transaction or
     (iii) a change in the applicable United States Federal income tax law (including regulations) after the date of this Indenture;

          (3) the Company and the Subsidiary Guarantors have complied with any other conditions specified pursuant to Section 2.01 to be applicable to the legal defeasance of Securities of such series pursuant to this Section 8.01(c); and

          (4) the Company has delivered to the Trustee a Company Request requesting such legal defeasance of the Securities of such series and an Officers' Certificate stating that all conditions precedent with respect to such legal defeasance of the Securities of such series have been complied with, together with an Opinion of Counsel to the same effect.

          In such event, the Company and the Subsidiary Guarantors will be discharged from their respective obligations under this Indenture and the Securities of such series to pay principal of, premium (if any) and interest on and any Additional Amounts with respect to Securities of such series, the Company's and the Subsidiary Guarantors' respective obligations under Sections 4.01, 4.02 and 10.01 shall terminate with respect to such Securities, and the entire indebtedness of the Company evidenced by such Securities and of the Subsidiary Guarantors evidenced by the related Guarantee shall be deemed paid and discharged.

          (d) If and to the extent additional or alternative means of satisfaction, discharge or defeasance of Securities of a series are specified to be applicable to such series as contemplated by Section 2.01, each of the Company and the Subsidiary Guarantors may terminate any or all of its obligations under this Indenture with respect to Securities of a series and any or all of its obligations under the Securities of such series if it fulfills such other means of satisfaction and discharge as may be so specified, as contemplated by Section 2.01, to be applicable to the Securities of such series.

          (e) If Securities of any series subject to subsection (a), (b), (c) or (d) of this Section 8.01 are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund provisions, the terms of the applicable trust arrangement shall provide for such redemption, and the Company shall make such arrangements as are reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

SECTION 8.02 Application of Trust Money.

          The Trustee or a trustee satisfactory to the Trustee and the Company shall hold in trust money or Government Obligations deposited with it pursuant to Section 8.01 hereof. It shall apply the deposited money and the money from Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of, premium (if any) and interest on and any Additional Amounts with respect to the Securities of the series with respect to which the deposit was made.

SECTION 8.03 Repayment to Company or Subsidiary Guarantor.

          The Trustee and the Paying Agent shall promptly pay to the Company or any Subsidiary Guarantor any excess money or Government Obligations (or proceeds therefrom) held by them at any time upon the written request of the Company.

          Subject to the requirements of any applicable abandoned property laws, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium (if any), interest or any Additional Amounts that remain unclaimed for two years after the date upon which such payment shall have become due.

After payment to the Company, Holders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

SECTION 8.04 Reinstatement.

          If the Trustee or the Paying Agent is unable to apply any money or Government Obligations deposited with respect to Securities of any series in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and the Subsidiary Guarantors under this Indenture with respect to the Securities of such series and under the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to Section
8.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money or Government Obligations in accordance with Section 8.01; provided, however, that if the Company or any Subsidiary Guarantor has made any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Securities because of the reinstatement of its obligations, the Company or such Subsidiary Guarantor, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or Government Obligations held by the Trustee or the Paying Agent.

                                   ARTICLE IX
                     SUPPLEMENTAL INDENTURES AND AMENDMENTS

SECTION 9.01 Without Consent of Holders.

          The Company, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture or the Securities or waive any provision hereof or thereof without the consent of any Holder:

          (1) to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with Section 5.01;

          (3) to provide for uncertificated Securities in addition to or in place of certificated Securities, or to provide for the issuance of bearer Securities (with or without coupons);

          (4) to provide any security for, or to add any guarantees of or additional obligors on, any series of Securities or the related Guarantee;

          (5) to comply with any requirement in order to effect or maintain the qualification of this Indenture under the TIA;

          (6) to add to the covenants of the Company or any Subsidiary Guarantor for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company or any Subsidiary Guarantor;

          (7) to add any additional Events of Default with respect to all or any series of the Securities (and, if any such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable);

          (8) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no outstanding Security of any series created prior to the execution of such amendment or supplemental indenture that is adversely affected in any material respect by such change in or elimination of such provision;

          (9) to establish the form or terms of Securities of any series as permitted by Section 2.01;

          (10) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Section 8.01; provided, however, that any such action shall not adversely affect the interest of the Holders of Securities of such series or any other series of Securities in any material respect; or

          (11) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.08.

          Upon the request of the Company, accompanied by a Board Resolution, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall, subject to Section 9.06, join with the Company and the Subsidiary Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and make any further appropriate agreements and stipulations that may be therein contained.

SECTION 9.02 With Consent of Holders.

          Except as provided below in this Section 9.02, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture with the consent (including consents obtained in connection with a tender offer or exchange offer for Securities of any one or more series or all series or a solicitation of consents in respect of Securities of any one or more series or all series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of each such series (but the terms of such offer or solicitation may vary from series to series)) of the Holders of at least a majority in principal amount of the then outstanding Securities of all series affected by such amendment or supplement (acting as one class).

          Upon the request of the Company, accompanied by a Board Resolution, and upon the filing with the Trustee of evidence of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.06, the Trustee shall, subject to Section 9.06, join with the Company and the Subsidiary Guarantors in the execution of such amendment or supplemental indenture.

          It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

          The Holders of a majority in principal amount of the then outstanding Securities of one or more series or of all series (acting as one class) may waive compliance in a particular instance by the Company or any Subsidiary Guarantor with any provision of this Indenture with respect to Securities of such series (including waivers obtained in connection with a tender offer or exchange offer for Securities of such series or a solicitation of consents in respect of Securities of such series, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities of such series (but the terms of such offer or solicitation may vary from series to series)).

          However, without the consent of each Holder affected, an amendment, supplement or waiver under this Section 9.02 may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the rate of or change the time for payment of interest, including default interest, on any Security;

          (3) reduce the principal of, any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

          (4) reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;

          (5) change any obligation of the Company or any Subsidiary Guarantor to pay Additional Amounts with respect to any Security;

          (6) change the coin or currency or currencies (including composite currencies) in which any Security or any premium, interest or Additional Amounts with respect thereto are payable;

          (7) impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on or any Additional Amounts with respect to any Security pursuant to Sections 6.07 and 6.08, except as limited by Section 6.06;

          (8) make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of this Indenture pursuant to Section 6.04 or 6.07 or make any change in this sentence of Section 9.02;

          (9) waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on or Additional Amounts with respect to the Securities;

          (10) except as provided in Section 10.04, release any Subsidiary Guarantor or modify the Guarantee in any manner adverse to the Holders; or

          (11) if applicable, make any change that materially and adversely affects the right to convert any Security.

          A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company or any Subsidiary Guarantor to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities with respect to which such consent is required or sought as of a date identified by the Company or such Subsidiary Guarantor in a notice furnished to Holders in accordance with the terms of this Indenture.

          After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders of each Security affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver.

SECTION 9.03 Compliance with Trust Indenture Act.

          Every amendment or supplement to this Indenture or the Securities shall comply in form and substance with the TIA as then in effect.

SECTION 9.04 Revocation and Effect of Consents.

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his or her Security or portion of a Security if the Trustee receives written notice of revocation before a date and time therefor identified by the Company or any Subsidiary Guarantor in a notice furnished to such Holder in accordance with the terms of this Indenture or, if no such date and time shall be identified, the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

          The Company or any Subsidiary Guarantor may, but shall not be obligated to, fix a record date (which need not comply with TIA (S) 316(c)) for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver or to take any other action under this Indenture. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from Holders of the principal amount of Securities required hereunder for such amendment or waiver to be effective shall have also been given and not revoked within such 90-day period.

          After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it is of the type described in any of clauses (1) through (9) of Section 9.02 hereof. In such case, the amendment, supplement or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's Security.

SECTION 9.05 Notation on or Exchange of Securities.

          If an amendment or supplement changes the terms of an outstanding Security, the Company may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security at the request of the Company regarding the changed terms and return it to the Holder. Alternatively, if the Company so determines, the Company in exchange for the Security shall issue, the Subsidiary Guarantors shall execute and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment or supplement.

          Securities of any series authenticated and delivered after the execution of any amendment or supplement may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplement.

SECTION 9.06 Trustee to Sign Amendments, etc.

          The Trustee shall sign any amendment or supplement authorized pursuant to this Article if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplement, the Trustee shall be entitled to receive, in addition to the documents required by Section 11.04, and, subject to Section 7.01 hereof, shall be fully protected in relying upon, an Opinion of Counsel provided at the expense of the Company or a Subsidiary Guarantor to the effect that such amendment or supplement is authorized or permitted by this Indenture.

                                    ARTICLE X
                                    GUARANTEE

SECTION 10.01 Guarantee.

          (a) Notwithstanding any provision of this Article X to the contrary, the provisions of this Article X relating to the Subsidiary Guarantors shall be applicable only to, and inure solely to the benefit of, the Securities of any series designated, pursuant to Section 2.01, as entitled to the benefits of the Guarantee of each of the Subsidiary Guarantors.

          (b) For value received, each of the Subsidiary Guarantors hereby fully, unconditionally and absolutely guarantees (the "Guarantee") to the Holders and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under this Indenture and the Securities by the Company, when and as such principal, premium, if any, and interest shall become due and payable, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of the Securities and this Indenture, subject to the limitations set forth in Section 10.03.

          (c) Failing payment when due of any amount guaranteed pursuant to the Guarantee, for whatever reason, each of the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. The Guarantee hereunder is intended to be a general, unsecured, senior obligation of each of the Subsidiary Guarantors and will rank pari passu in right of payment with all Borrowed Money Indebtedness of such Subsidiary Guarantor that is not, by its terms, expressly subordinated in right of payment to the Guarantee. Each of the Subsidiary Guarantors hereby agrees that its obligations hereunder shall be full, unconditional and absolute, irrespective of the validity, regularity or enforceability of the Securities, the Guarantee (including the Guarantee of any Subsidiary Guarantor) or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company or any Subsidiary Guarantor, or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby agrees that in the event of a default in payment of the principal of, or premium, if any, or interest on the Securities, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise, legal proceedings may be instituted by the Trustee on behalf of the Holders or, subject to Section 6.06, by the Holders, on the terms and conditions set forth in this Indenture, directly against such Subsidiary Guarantor to enforce such Guarantee without first proceeding against the Company or any other Subsidiary Guarantor.

          (d) The obligations of each of the Subsidiary Guarantors under this
Article X shall be as aforesaid full, unconditional and absolute and shall not be impaired, modified, released or limited by any occurrence or condition whatsoever, including, without limitation, (i) any compromise, settlement, release, waiver, renewal, extension, indulgence or modification of, or any change in, any of the obligations and liabilities of the Company or any of the Subsidiary Guarantors contained in the Securities or this Indenture, (ii) any impairment, modification, release or limitation of the liability of the Company, any of the Subsidiary Guarantors or any of their estates in bankruptcy, or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of any applicable Bankruptcy Law, as amended, or other statute or from the decision of any court, (iii) the assertion or exercise by the Company, any of the Subsidiary Guarantors or the Trustee of any rights or remedies under the Securities or this Indenture or their delay in or failure to assert or exercise any such rights or remedies,
(iv) the assignment or the purported assignment of any property as security for the Securities, including all or any part of the rights of the Company or any of the Subsidiary Guarantors under this Indenture, (v) the extension of the time for payment by the Company or any of the Subsidiary Guarantors of any payments or other sums or any part thereof owing or payable under any of the terms and provisions of the Securities or this Indenture or of the time for performance by the Company or any of the Subsidiary Guarantors of any other obligations under or arising out of any such terms and provisions or the extension or the renewal of any thereof, (vi) the modification or amendment (whether material or otherwise) of any duty, agreement or obligation of the Company or any of the Subsidiary Guarantors set forth in this Indenture, (vii) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting, the Company or any of the Subsidiary Guarantors or any of their respective assets, or the disaffirmance of the Securities, the Guarantee or this Indenture in any such proceeding, (viii) the release or discharge of the Company or any of the Subsidiary Guarantors from the performance or observance of any agreement, covenant, term or condition contained in any of such instruments by operation of law, (ix) the unenforceability of the Securities, the Guarantee or this Indenture or (x) any other circumstances (other than payment in full or discharge of all amounts guaranteed pursuant to the Guarantee) which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

          (e) Each of the Subsidiary Guarantors hereby (i) waives diligence, presentment, demand of payment, filing of claims with a court in the event of the merger, insolvency or bankruptcy of the Company or any of the Subsidiary Guarantors, and all demands whatsoever, (ii) acknowledges that any agreement, instrument or document evidencing the Guarantee may be transferred and that the benefit of its obligations hereunder shall extend to each holder of any agreement, instrument or document evidencing the Guarantee without notice to it and (iii) covenants that the Guarantee will not be discharged except by complete performance of the Guarantee. Each of the Subsidiary Guarantors further agrees that if at any time all or any part of any payment theretofore applied by any Person to the Guarantee is, or must be, rescinded or returned for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the Subsidiary Guarantors, the Guarantee shall, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence notwithstanding such application, and the Guarantee shall continue to be effective or be reinstated, as the case may be, as though such application had not been made.

          (f) Each of the Subsidiary Guarantors shall be subrogated to all rights of the Holders and the Trustee against the Company in respect of any amounts paid by such Subsidiary Guarantor pursuant to the provisions of this Indenture; provided, however, that such Subsidiary Guarantor, shall not be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until all of the Securities and the Guarantee shall have been paid in full or discharged.

SECTION 10.02 Execution and Delivery of Guarantee.

          To further evidence the Guarantee set forth in Section 10.01, each of the Subsidiary Guarantors hereby agrees that a notation relating to such Guarantee, substantially in the form attached hereto as Annex A, shall be endorsed on each Security entitled to the benefits of the Guarantee authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an Officer of such Subsidiary Guarantor. Each of the Subsidiary Guarantors hereby agrees that the Guarantee set forth in Section
10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to the Guarantee. If any Officer of a Subsidiary Guarantor, whose signature is on this Indenture or a Security no longer holds that office at the time the Trustee authenticates such Security or at any time thereafter, the Guarantee of such Security shall be valid nevertheless. The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors.

SECTION 10.03 Limitation on Liability of the Subsidiary Guarantors.

          Each Subsidiary Guarantor and by its acceptance hereof each Holder of a Security entitled to the benefits of the Guarantee hereby confirm that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal or state law. To effectuate the foregoing intention, the Holders of a Security entitled to the benefits of the Guarantee and the Subsidiary Guarantors hereby irrevocably agree that the obligations of each Subsidiary Guarantor under its Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Guarantee, result in the obligations of such Subsidiary Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.

SECTION 10.04 Release of Subsidiary Guarantors from Guarantee.

          (a) Notwithstanding any other provisions of this Indenture, the Guarantee of any Subsidiary Guarantor may be released upon the terms and subject to the conditions set forth in this Section 10.04. Provided that no Default shall have occurred and shall be continuing under this Indenture, any Guarantee incurred by a Subsidiary Guarantor pursuant to this Article X shall be unconditionally released and discharged (i) automatically upon (A) any sale, exchange or transfer, whether by way of merger or otherwise, to any Person that is not an Affiliate of the Company, of all of the Company's direct or indirect equity interests in such Subsidiary Guarantor (provided such sale, exchange or transfer is not prohibited by this Indenture) or (B) the merger of such Subsidiary Guarantor into the Company or any other Subsidiary Guarantor or the liquidation and dissolution of such Subsidiary Guarantor (in each case to the extent not prohibited by this Indenture) or (ii) following delivery of a written notice of such release or discharge by the Company to the Trustee, upon the release or discharge of all guarantees by such Subsidiary Guarantor of any Borrowed Money Indebtedness of the Company other than obligations arising under this Indenture and any Securities issued hereunder, except a discharge or release by or as a result of payment under such guarantees.

          (b) The Trustee shall deliver an appropriate instrument evidencing any release of a Subsidiary Guarantor from the Guarantee upon receipt of a written request of the Company accompanied by an Officers' Certificate and an Opinion of Counsel that the Subsidiary Guarantor is entitled to such release in accordance with the provisions of this Indenture. If the Subsidiary Guarantor is not so released it shall remain liable for the full amount of principal of (and premium, if any, on) and interest on the Securities entitled to the benefits of such Guarantee as provided in this Indenture, subject to the limitations of
Section 10.03.

SECTION 10.05 Contribution.

          In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors hereby agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under its Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor (as applicable) in a pro rata amount based on the net assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to its Guarantee.

                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.01 Trust Indenture Act Controls.

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA (S) 318(c), the imposed duties shall control.

SECTION 11.02 Notices.

          Any notice or communication by the Company, any Subsidiary Guarantor or the Trustee to the others is duly given if in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, facsimile or overnight air courier guaranteeing next day delivery, to the other's address:

          If to the Company or the Subsidiary Guarantors:

          Westlake Chemical Corporation
          2801 Post Oak Boulevard
          Houston, Texas 77056
          Attn: General Counsel
          Telephone: (713) 960-9111
          Facsimile:

          If to the Trustee:

          Attn:
          Telephone:
          Facsimile:

          The Company, any Subsidiary Guarantor or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

          All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          Any notice or communication to a Holder shall be mailed by first-class mail, postage prepaid, to the Holder's address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except in the case of notice to the Trustee, it is duly given only when received.

          If the Company or a Subsidiary Guarantor mails a notice or communication to Holders, it shall mail a copy to the Company and the other Subsidiary Guarantors, as the case may be, and to the Trustee and each Agent at the same time.

          All notices or communications, including without limitation notices to the Trustee, the Company or a Subsidiary Guarantor by Holders, shall be in writing, except as otherwise set forth herein.

          In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

SECTION 11.03 Communication by Holders with Other Holders.

          Holders may communicate pursuant to TIA (S) 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Subsidiary Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

SECTION 11.04 Certificate and Opinion as to Conditions Precedent.

          Upon any request or application by the Company or a Subsidiary Guarantor to the Trustee to take any action under this Indenture, the Company or such Subsidiary Guarantor, as the case may be, shall, if requested by the Trustee, furnish to the Trustee at the expense of the Company or such Subsidiary Guarantor, as the case may be:

          (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

SECTION 11.05 Statements Required in Certificate or Opinion.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA (S) 314(a)(4)) shall comply with the provisions of TIA
(S) 314(e) and shall include:

          (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

SECTION 11.06 Rules by Trustee and Agents.

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or the Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07 Legal Holidays.

          If a payment date is a Legal Holiday at a Place of Payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

SECTION 11.08 No Recourse Against Others.

          A director, officer, employee, stockholder, partner or other owner of the Company, a Subsidiary Guarantor or the Trustee, as such, shall not have any liability for any obligations of the Company under the Securities, for any obligations of any Subsidiary Guarantor under the Guarantee, or for any obligations of the Company, any Subsidiary Guarantor or the Trustee under this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release shall be part of the consideration for the issuance of Securities.

SECTION 11.09 Governing Law.

          THIS INDENTURE, THE SECURITIES AND THE GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF NEW YORK REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

SECTION 11.10 No Adverse Interpretation of Other Agreements.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, any Subsidiary Guarantor or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 11.11 Successors.

          All agreements of the Company and the Subsidiary Guarantors in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 11.12 Severability.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall, to the fullest extent permitted by applicable law, not in any way be affected or impaired thereby.

SECTION 11.13 Counterpart Originals.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 11.14 Table of Contents, Headings, etc.

          The table of contents, cross-reference table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                        WESTLAKE CHEMICAL CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GEISMAR HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GEISMAR VINYLS COMPANY LP

                                        By: GVGP, Inc., its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GVGP, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NORTH AMERICAN BRISTOL CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        NORTH AMERICAN PIPE CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NORTH AMERICAN PROFILES, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        VAN BUREN PIPE CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTECH BUILDING PRODUCTS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE CHEMICAL HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        WESTLAKE CHEMICAL INVESTMENTS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE CHEMICAL MANUFACTURING, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE CHEMICAL PRODUCTS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE DEVELOPMENT CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE INTERNATIONAL CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        WESTLAKE MANAGEMENT SERVICES, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE OLEFINS CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE PETROCHEMICALS LP

                                        By: Westlake Chemical Investments, Inc.,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE POLYMERS LP

                                        By: Westlake Chemical Investments, Inc.,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE PVC CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        WESTLAKE RESOURCES CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE STYRENE LP

                                        By: Westlake Chemical Holdings, Inc.,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE VINYL CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE VINYLS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WPT LP

                                        By: Westlake Chemical Holdings, Inc.,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        [                   ], as Trustee
                                         -------------------


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                     ANNEX A

                              NOTATION OF GUARANTEE

          Each of the Subsidiary Guarantors (which term includes any successor Person under the Indenture) has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.

          The obligations of the Subsidiary Guarantors to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

                                        GEISMAR HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GEISMAR VINYLS COMPANY LP

                                        By: GVGP, Inc., its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GVGP, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        NORTH AMERICAN BRISTOL CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NORTH AMERICAN PIPE CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NORTH AMERICAN PROFILES, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        VAN BUREN PIPE CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTECH BUILDING PRODUCTS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        WESTLAKE CHEMICAL HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE CHEMICAL INVESTMENTS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE CHEMICAL MANUFACTURING, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE CHEMICAL PRODUCTS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE DEVELOPMENT CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        WESTLAKE INTERNATIONAL CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE MANAGEMENT SERVICES, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE OLEFINS CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE PETROCHEMICALS LP

                                        By: Westlake Chemical Investments, Inc.,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        WESTLAKE POLYMERS LP

                                        By: Westlake Chemical Investments, Inc.,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE PVC CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE RESOURCES CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WESTLAKE STYRENE LP

                                        By: Westlake Chemical Holdings, Inc.,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                             Name:
                                             Title:


                                        WESTLAKE VINYL CORPORATION


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        WESTLAKE VINYLS, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        WPT LP

                                        By: Westlake Chemical Holdings, Inc.,
                                            its General Partner


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: